February 4, 2009
CONFIDENTIAL
EpiCept Corporation
777 Old Saw Mill River Road
Tarrytown, NY 10591

Attn:	Robert W. Cook Senior Vice President & Chief Financial Officer
Dear Mr. Cook:
     This letter (the “Agreement”) constitutes the agreement between Rodman & Renshaw, LLC (“Rodman” or the “Placement Agent”) and EpiCept Corporation (the “Company”), that Rodman shall serve as the exclusive placement agent for the Company, on a reasonable “best efforts” basis, in connection with the proposed placement (the “Placement”) of registered securities (the “Securities”) of the Company, including warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and debentures (the “Debentures”) convertible into Common Stock to be issued pursuant to the indenture between the Company and The Bank of New York Mellon, as trustee (the “Trust Indenture”). The terms of such Placement and the Securities shall be mutually agreed upon by the Company and the purchasers (each, a “Purchaser” and collectively, the “Purchasers”) and nothing herein constitutes that Rodman would have the power or authority to bind the Company or any Purchaser or an obligation for the Company to issue any Securities or complete the Placement. This Agreement, the Securities Purchase Agreement, the Warrants and the Debentures and related Trust Indenture shall be collectively referred to herein as the “Transaction Documents.” The date of the closing of the Placement shall be referred to herein as the “Closing Date.” The Company expressly acknowledges and agrees that Rodman’s obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by Rodman to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of Rodman with respect to securing any other financing on behalf of the Company.
SECTION 1. COMPENSATION AND OTHER FEES.
     A. Fees and Expenses. In connection with the services described above, the Company shall pay to Rodman the following compensation:
          1. Placement Agent’s Fee. The Company shall pay to Rodman a cash placement fee (the “Placement Agent’s Fee”) equal to 5% of the aggregate purchase price paid by each purchaser of Securities, or $1,250,000. The Placement Agent’s Fee shall be paid at the closing of the Placement (the “Closing”) from the gross proceeds of the Securities sold.
          2. Warrants. As additional compensation for the services, the Company shall issue to Rodman or its designees at the Closing such number of warrants (the “Rodman Warrants”) to purchase shares of Common Stock equal to 5% of the aggregate number of shares of Common Stock into which the
1251 Avenue of the Americas, 20th Floor, New York, NY 10020 ▪ Tel: 212 356 0500 Fax: 212 430 1711
www.rodm.com ▪ Member: FINRA, SIPC

EpiCept Corporation
February 4, 2009

Warrants sold to the public in the Placement are initially convertible, or 1,388,889 Rodman Warrants. The Rodman Warrants shall have the same terms as the warrants issued to the Purchasers in the Placement, except that the exercise price shall be 125% of the initial conversion price of the Debentures. The Rodman Warrants shall not have antidilution protections or be transferable for six months from the date of the Placement except as permitted by Financial Industry Regulatory Authority (“FINRA”) Rule 5110, and further, the number of Shares underlying the Rodman Warrants shall be reduced if necessary to comply with FINRA rules or regulations.
          3. Expenses. The Company also agrees to reimburse Rodman’s expenses (with supporting invoices/receipts) up to a maximum of 1% of the aggregate gross proceeds raised in the Placement, but in no event more than $50,000. Such reimbursement shall be payable immediately upon (but only in the event of) the Closing.
SECTION 2. REGISTRATION STATEMENT.
The Company represents and warrants to, and agrees with, the Placement Agent that:
     (A) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (Registration File No. 333-153895) under the Securities Act of 1933, as amended (the “Securities Act”), which was became effective on October 21, 2008, for the registration under the Securities Act of the Warrants, the Debentures, and Common Stock underlying the Warrants and the Debentures. At the time of such filing, the Company met the requirement of Form S-3 under the Securities Act. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the placement of the Securities, their respective pricings and the plan of distribution thereof and has advised the Placement Agent of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, at the time it became effective, including the exhibits thereto filed at such time, as amended at such time, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented preliminary form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 433 (including the Base Prospectus as so supplemented) is hereinafter called the “Preliminary Prospectus Supplement”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” The Registration Statement at the time it originally became effective is hereinafter called the “Original Registration Statement.” Any reference in this Agreement to the Registration Statement, the Original Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”), pursuant to Item 12 of Form S-3, which were or are filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), at any given time, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Original Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the

EpiCept Corporation
February 4, 2009

Prospectus Supplement, as the case may be. The Company has not received any notice that the Commission has issued or intends to issue a stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement or intends to commence a proceeding for any such purpose. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act and the “Time of Sale Prospectus” means the Base Prospectus, together with the Preliminary Prospectus Supplement, if any, and the free writing prospectuses, if any, used in connection with the Placement, including any documents incorporated by reference therein.
     (B) The Original Registration Statement (and any further document to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the applicable Rules and Regulations and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus, the Time of Sale Prospectus and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the applicable Rules and Regulations. Each of the Base Prospectus, the Time of Sale Prospectus, if any, and the Final Prospectus, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable rules and regulations promulgated thereunder, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in light of the circumstances under which they were made, not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. As of the date hereof, except for this Agreement, the Securities Purchase Agreement, the Warrants, the Trust Indenture and the Debentures, there are no contracts or other documents required to be described in the Base Prospectus, the Time of Sale Prospectus or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.
     (C) The Company is eligible to use free writing prospectuses in connection with the Placement pursuant to Rules 164 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. The Company will not, without the prior consent of the Placement Agent, prepare, use or refer to, any free writing prospectus. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Securities other than the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

EpiCept Corporation
February 4, 2009

     (D) Without the prior written consent of the Company, the Placement Agent hereby confirms that it has not given and will not give to any prospective purchaser of the Securities any free writing prospectuses other than as set forth on Schedule A hereto.
     (E) The Company and the Placement Agent have agreed that the information set forth on Schedule A hereto (such information shall be referred to in this Agreement as the “Scripted Information”) shall be orally conveyed by the Placement Agent to each Purchaser prior to the Placement Agent’s confirming sales of Securities.
SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as disclosed in the Registration Statement, the Time of Sale Prospectus or the SEC Reports (as defined below), the Company hereby represents and warrants to the Placement Agent as follows:
     (A) Authorization. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the “Required Approvals” (as defined in subsection 3(D) below). Each Transaction Document to which the Company is a party has been (or upon delivery will have been) duly authorized and executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.
     (B) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Securities and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected (except as may have been consented to or waived), or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not reasonably be expected to have a Material Adverse Effect.
     (C) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other “Person” (defined as an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind) in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than such filings as are required to be made under applicable Federal and state securities laws, by the “Trading Market” (which, for

EpiCept Corporation
February 4, 2009

purposes of this Agreement means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date hereof: The Nasdaq Capital Market and OMX Nordic Exchange), under the Securities Purchase Agreement, under the Trust Indenture Act of 1939 (the “Trust Indenture Act”) and those which may be required by Hercules and holders of our subordinated convertible notes due April 10, 2009 (collectively, the “Required Approvals”).
     (D) Certain Fees. Except as otherwise provided in this Agreement, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the offer and sale of the Securities contemplated by the Transaction Documents.
     (E) Regulation M Compliance.  The Company has not, and to its knowledge none of its officer’s or directors have, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities (other than for the Placement Agent’s placement of the Securities), or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid pursuant to Section 1.A.
     (F) FINRA Affiliations. To the knowledge of the Company, there are no affiliations with any FINRA member firm among the Company’s officers, directors or any five percent (5%) or greater stockholder of the Company, except as set forth in the Base Prospectus.
     In addition to the representations made in this Section 3, as of the Closing Date, the Company hereby makes to Rodman each of the representations and warranties made by the Company to the Purchasers in the Securities Purchase Agreement, as though restated in their entirety herein.
SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE PLACEMENT AGENT. The Placement Agent hereby represents and warrants to the Company as follows:
     (A) Neither the Placement Agent, nor any of its directors, officers, or agents have distributed, and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering or sale of the Securities other than the Prospectus, the Preliminary Prospectus Supplement, and the Prospectus Supplement.
     (B) Neither the Placement Agent, nor any of its directors, officers, or agents have, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.
     (C) The Placement Agent, nor any of its directors, officers, or agents have distributed, and none of them will distribute, prior to the Closing Date, any offering material in connection with the offer of the Securities other than the information set forth in Schedule A hereto, and in no event, any materials that could be deemed a free writing prospectus under the Securities Act.
SECTION 5. INDEMNIFICATION. The Company agrees to the indemnification and other agreements set forth in the Indemnification Provisions (the “Indemnification”) attached hereto as Addendum A, the

EpiCept Corporation
February 4, 2009

provisions of which are incorporated herein by reference and shall survive the termination or expiration of this Agreement.
SECTION 6. ENGAGEMENT TERM. The term of Rodman’s engagement hereunder will begin on the date hereof and end on the earlier of the consummation of the Placement or 10 days after the receipt by either party hereto of written notice of termination. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification, contribution and the Company’s obligations to pay fees and reimburse expenses contained herein and the Company’s obligations contained in the Indemnification Provisions will survive any expiration or termination of this Agreement. Rodman agrees not to use any confidential information concerning the Company provided to it by the Company for any purposes other than those contemplated under this Agreement.
SECTION 7. RODMAN INFORMATION. The Company agrees that any information or advice rendered by Rodman in connection with this engagement is for the confidential use of the Company only in their evaluation of the Placement and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information in any manner without Rodman’s prior written consent. Notwithstanding the foregoing, the Company may file this Agreement and any Transaction Document with the Commission in any filing made by the Company pursuant to the Securities Act, the Exchange Act or the rules and regulations thereunder, and may refer to Rodman’s engagement hereunder and the terms of this Agreement in any such filing (including any exhibit thereto).
SECTION 8. NO FIDUCIARY RELATIONSHIP. This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the Indemnification Provisions hereof. The Company acknowledges and agrees that Rodman is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of Rodman hereunder, all of which are hereby expressly waived.
SECTION 9. CLOSING. The obligations of the Placement Agent and the Purchasers, and the closing of the sale of the Securities hereunder are subject to the accuracy, on the date hereof and on the Closing Date, of the representations and warranties on the part of the Company and its Subsidiaries contained herein, to the accuracy of the statements of the Company and its Subsidiaries made in any certificates pursuant to the provisions hereof, to the performance by the Company and its Subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions:
     (A) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus or the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent. Any Exchange Act filings required to be made by the Company in connection with the offer and sale of the Securities shall have been timely filed with the Commission.
     (B) All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Securities, the Registration Statement, the Base Prospectus and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

EpiCept Corporation
February 4, 2009

     (C) The Placement Agent shall have received from outside counsel to the Company such counsel’s written opinion, addressed to the Placement Agent and the Purchasers dated as of the Closing Date, in customary form and substance, reasonably satisfactory to the Placement Agent.
     (D) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Base Prospectus, any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement or the Incorporated Documents and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the business, financial condition, stockholders’ equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth in or contemplated by the Base Prospectus, the Prospectus Supplement or the Incorporated Documents, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement or the Incorporated Documents.
     (E) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or The Nasdaq Capital Market or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities in which it is not currently engaged, the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (i), (iii) or (iv) makes it, in the sole judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.
     (F) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company.
     (G) The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Placement, including this Agreement as an exhibit thereto.
     (H) The Company shall have entered into subscription agreements with each of the Purchasers and such agreements shall be in full force and effect and shall contain representations and warranties of the Company as agreed to between the Company and the Purchasers.
     (I) FINRA shall have raised no objection to the fairness and reasonableness of the terms and arrangements of this Agreement. In addition, the Company shall, if requested by the Placement Agent,

EpiCept Corporation
February 4, 2009

make or authorize Placement Agent’s counsel to make on the Company’s behalf, an Issuer Filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110 with respect to the Registration Statement and pay all filing fees required in connection therewith.
     (J) Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request.
     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.
SECTION 10. GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived. Any dispute arising under this Agreement may be brought into the courts of the State of New York or into the Federal Court, in either case, located in New York, New York and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of aforesaid courts. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
SECTION 11. ENTIRE AGREEMENT/MISC. This Agreement (including the attached Indemnification Provisions) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both Rodman and the Company. The representations, warranties, agreements and covenants contained herein shall survive the closing of the Placement and delivery and/or exercise of the Securities, as applicable. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.
SECTION 12. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address on the signature

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pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages hereto.

EpiCept Corporation
February 4, 2009

Please confirm that the foregoing correctly sets forth our agreement by signing and returning to Rodman the enclosed copy of this Agreement.

Very truly yours, RODMAN & RENSHAW, LLC
By:	/s/ John J. Borer
	Name:	John J. Borer III
	Title:	President

Address for notice:
1251 Avenue of the Americas, 20th Floor
New York, NY, 10020
     Attention: General Counsel
Accepted and Agreed to as of
the date first written above:

EPICEPT CORPORATION
By:	/s/ Robert W. Cook
	Name:	Robert W. Cook
	Title:	Senior Vice President & Chief Financial Officer

Address for notice:
777 Old Saw Mill River Road
Tarrytown, NY 10591

Attn:	Robert W. Cook Senior Vice President & Chief Financial Officer

ADDENDUM A
INDEMNIFICATION PROVISIONS
     In connection with the engagement of Rodman & Renshaw, LLC (“Rodman”) by EpiCept Corporation (the “Company”) pursuant to a letter agreement dated February 4, 2009, between the Company and Rodman, as it may be amended from time to time in writing (the “Agreement”), the Company hereby agrees as follows:
1.	To the extent permitted by law, the Company will indemnify Rodman and its affiliates, stockholders, directors, officers, employees and controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934) against all losses, claims, damages, expenses and liabilities, as the same are incurred (including the reasonable fees and expenses of counsel), relating to or arising out of its activities hereunder or pursuant to the Agreement, except to the extent that any losses, claims, damages, expenses or liabilities (or actions in respect thereof) are found in a final judgment (not subject to appeal) by a court of law to have resulted primarily and directly from Rodman’s willful misconduct or gross negligence in performing the services described herein.

2.	Promptly after receipt by an indemnified party of notice of any claim or the commencement of any action or proceeding with respect to which an indemnified party is entitled to indemnity hereunder, the indemnified party will notify the indemnifying party in writing of such claim or of the commencement of such action or proceeding, and the indemnifying party will assume the defense of such action or proceeding and will employ counsel reasonably satisfactory to the indemnified party and will pay the fees and expenses of such counsel; provided that if an indemnified party fails to provide prompt notice of such claim or proceeding the indemnifying party shall be relieved of its obligations set forth in paragraph 1 and 3 if and to the extent the indemnifying party is materially prejudiced by such failure to so notify. Notwithstanding the preceding sentence, the indemnified party will be entitled to employ counsel separate from counsel for the indemnifying party and from any other party in such action if counsel for the indemnified party reasonably determines that it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the indemnifying party and the indemnified party. In such event, the reasonable fees and disbursements of no more than one such separate counsel will be paid by the indemnifying party. The indemnifying party will have the exclusive right to settle the claim or proceeding provided that the indemnifying party will not settle any such claim, action or proceeding without the prior written consent of the indemnified party, which will not be unreasonably withheld.

3.	The Company agrees to notify Rodman promptly of the assertion against it or any other person of any claim or the commencement of any action or proceeding relating to the Placement.

4.	If for any reason the foregoing indemnity is unavailable to the indemnified party or insufficient to hold the indemnified party harmless, then the Company and Rodman agree to contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and Rodman on the other, but also the relative fault of the Company on the one hand and Rodman on the other that resulted in such losses, claims, damages or liabilities, as well as any relevant equitable considerations. The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other
1270 Avenue of the Americas, 16th Floor, New York, NY 10020 ▪ Tel:: 212 356 0500 Fax:: 212 581 5690
www.rodmanandrenshaw.com ▪ Member: FINRA, SIPC

fees and expenses incurred in defending any litigation, proceeding or other action or claim. Notwithstanding the provisions hereof, Rodman’s share of the liability hereunder shall not be in excess of the amount of fees actually received, or to be received, by Rodman under the Agreement (excluding any amounts received as reimbursement of expenses incurred by Rodman). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5.	These Indemnification Provisions shall remain in full force and effect whether or not the transaction contemplated by the Agreement is completed and shall survive the termination of the Agreement, and shall be in addition to any liability that the Company might otherwise have to any indemnified party under the Agreement or otherwise.

RODMAN & RENSHAW, LLC
By:	/s/ John J. Borer
Name: John J. Borer III
Title: President

Accepted and Agreed to as of
the date first written above:

EPICEPT CORPORATION
By:	/s/ Robert W. Cook
Name: Robert W. Cook
Title: Senior Vice President & Chief Financial Officer

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SCHEDULE A
SCRIPTED INFORMATION
FOR DISCUSSION PURPOSES ONLY
EpiCept Corporation
Ticker: EPCT
Exchange: NASDAQ
Proposed Term Sheet
Subordinated Convertible Note Shelf Offering
The following are terms for a financing of up to $25,000,000. Final terms will be set forth in a securities purchase agreement, indenture and related documentation. Nothing contained in this term sheet is intended to create any obligation on the part of the Issuer or Investor to close the proposed transaction.

Offering Amount:	7.5556 convertible notes (the “Notes”) shall be sold for $25,000,000.

Notes Maturity:	The principal of the Notes will be due and payable on the fifth anniversary of the closing date.

Notes Interest Rate and Payment Dates:	7.5556% per annum, payable June 30 and December 31 of each year, commencing June 30, 2009.

Ranking of Notes:	The Notes are unsecured and will be pari passu in right of payment with all our existing and future senior subordinated unsecured debt.

Convertibility:	Immediate (into Common), subject to 9.99% (or 4.99%) beneficial ownership blocker.

Voluntary Conversion of Notes:	100% of the closing bid on the day of the initial signing plus $0.05.

Automatic Conversion of Notes:	After the one year anniversary of the issuance of the Notes, the Notes will be automatically converted into shares of common stock if the common stock trades for 20 days within any 30 day trading period at a price equal to or greater than 200% of the closing bid on the day of the initial signing.

Make-Whole Payment:	In the event that the Notes are converted or redeemed voluntarily by the holder at any time prior to the 3 year anniversary of the issuance date, the holder of the converted Notes will be paid an amount equal to $377.78 per $1,000 principal amount of Notes converted, less any interest payments made with respect to the converted Notes. (i.e., 3-year make-whole.)

Escrow:	An amount of the proceeds of the offering equal to the aggregate Make-Whole Payment of the initially-issued Notes will be deposited with the escrow agent as paying agent to be held for a period of 24 months from closing. Amounts in the escrow account will be released to pay Make-Whole Payments with respect to Notes converted during the escrow period. At the end of 24 months, the amount remaining in the escrow account will be released to the Company.

Covenants:	Company shall not issue any equity (subject to standard exceptions) or equity-linked debt before 120 days following the closing.

Warrants:	40% coverage on investment amount at exercise price of $1.035.

Documentation:	The definitive documentation shall contain such additional and supplementary provisions, including, without limitation, representations, warranties, covenants, agreements and remedies, as are appropriate to preserve and protect economic benefits intended to be conveyed to the Company and the Investors pursuant hereto.

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